UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A


                          AMENDMENT TO CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 4, 1998

                             Date of Report (Date of
                            earliest event reported)
                             COMPUTER HORIZONS CORP.
             (exact name of registrant as specified in its charter)

NEW YORK                                  0-7282                    13-2638902
-------------------               -----------------------       ----------------
(State or other jurisdiction of    Commission File Number       (I.R.S. Employer
incorporation or organization)                                   Identification
                                                                      Number)

         49 OLD BLOOMFIELD AVENUE, MOUNTAIN LAKES, NEW JERSEY 07046-1495
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (973) 299-4000
         ---------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         ---------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to the terms of the Asset Purchase Agreement, dated as of July 27, 1998 (the "Purchase Agreement") among Computer Horizons Corp. ("CHC"), RPM Associates, Inc. ("RPM") and the Stockholders (named therein), CHC acquired substantially all of the assets of RPM for a purchase price of $27,700,000, consisting of (i) cash in the amount of $22,160,000 and (ii) the number shares of CHC common stock, par value $.01 per share ("Common Stock") having an aggregate market value (based on the average of the 30-day closing market value for the 30 days immediately preceding the Closing Date (defined below) equal to $5,540,000. The average closing market value per share of CHC Common Stock as of August 3, 1998 was $37.424, resulting in the payment of 148,033 shares of CHC Common Stock to RPM and the Stockholders. The date of closing was August 4, 1998 (the "Closing Date"). The Purchase Agreement provides for post closing adjustments to the purchase price upon the occurrence of certain events. The purchase price was determined through negotiation with RPM and the Stockholders and was financed through CHC's cash on hand. Shares of CHC Common Stock having a value of $2,770,000 (10% of the purchase price) are being held in an escrow account (the "Escrow Account") in the event that CHC shall become entitled to indemnification for breaches by RPM and/or the Stockholders of representations and warranties made in, or obligations of any of them under, the Purchase Agreement. Subject to any claims for indemnification, the Escrow Account shall be delivered to the RPM and the Stockholders upon the expiration of twelve months following the Closing Date.

          RPM provides information technology staffing services to companies primarily in the northeastern United States, including the states of Maryland, Pennsylvania, New Jersey, Ohio, and Virginia. RPM's current clients include the Federal National Mortgage Association (Fannie Mae), Marriott International, Mellon Bank, Bristol Myers Squibb Company and Merrill Lynch.

          CHC issued a press release on August 5, 1998 announcing the acquisition.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Pursuant to the instructions to Item 7 of Form 8K, the financial information required by Item 7(a) will be filed by Amendment within 60 days after the date this report on Form 8K is required to be filed.

(b) Upon review and consultation with its advisors the Company has determined that the financial statements of the business acquired and the related proforma financial information are not required pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, the Company has elected not to provide such information.

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

          2.* Asset Purchase Agreement among Computer Horizons Corp., RPM Associates, Inc. and the Stockholders (named therein), dated as of July 27, 1998.

          99.* Press release of Computer Horizons Corp., dated August 5, 1998

* previously filed

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPUTER HORIZONS CORP.

Date:    August 25, 1998

                                            By: /s/ William J. Murphy
                                                -------------------------------
                                                Name:    William J. Murphy
                                                Title:   Chief Financial Officer

                                  EXHIBIT INDEX


DOC. NO.   DOCUMENT DESCRIPTION

2.* Asset Purchase Agreement among Computer Horizons Corp.,RPM Associates, Inc. and the Stockholders (named therein), dated as of July 27, 1998.

99.* Press release of Computer Horizons Corp., dated August 5, 1998

* previously filed